EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MARCH 2, 2015 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2014, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about portfolio manager changes for the AXA/Franklin Small Cap Value Managed Volatility Portfolio.

Information Regarding

AXA/Franklin Small Cap Value Managed Volatility Portfolio

Effective immediately, the table in the section of the Prospectus entitled “AXA/Franklin Small Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares – Who Manages the Portfolio – Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Steven R. Raineri	Lead Portfolio Manager of Franklin Advisory	July 2012
Donald G. Taylor, CPA	Chief Investment Officer, President and Portfolio Manager of Franklin Advisory	September 2006
Christopher Meeker, CFA	Research Analyst of Franklin Advisory	March 2015

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Effective immediately, the section of the Prospectus entitled “Management of the Trust – The Advisers – Franklin Advisory Services, LLC” is deleted in its entirety and replaced with the following information:

Franklin Advisory Services, LLC (“Franklin Advisory”), 55 Challenger Road, Suite 501, Ridgefield Park, New Jersey, 07660, is the Adviser to the Active Allocated Portion of the AXA/Franklin Small Cap Value Managed Volatility Portfolio. Franklin is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2013, Franklin Advisory, together with its affiliates, had $879.1 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Portfolio and operate as a team to develop ideas and implement investment strategy for the Portfolio. The portfolio managers for the team include: Steven R. Raineri, Donald G. Taylor, CPA, and Christopher Meeker, CFA. Mr. Raineri is primarily responsible for the investments of the Portfolio.

Steven R. Raineri, lead portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 2005 serving in various capacities, including co-lead portfolio manager since 2007. Mr. Ranieri has authority over all aspects of the Portfolio’s investments, including, but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Donald G. Taylor, CPA, Chief Investment Officer, President and portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 1996. Mr. Taylor is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Christopher Meeker, CFA, research analyst of Franklin Advisory, joined Franklin Templeton Investments in September 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors. Mr. Meeker also has prior investment experience at Farr, Miller & Washington LLC as a principal, portfolio manager and analyst for the firm’s small/mid cap strategy.

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